                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 9, 1999


                               BEA SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


             0-22369                                77-0394711
      (Commission File Number)           (I.R.S. Employer Identification No.)


                  2315 North First Street, San Jose, CA 95131
              (Address of Principal Executive Offices) (Zip Code)

                                 (408) 570-8000
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

                      INFORMATION TO BE INCLUDED IN REPORT



Item 5. Other Events.

        The Press Release attached as Exhibit 99 is being filed pursuant to the provisions of Rule 135(c).


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)  Exhibits.

             Exhibit 99  Press Release dated December 9, 1999

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 BEA SYSTEMS, INC.
                                 (the Registrant)

                                 By: /s/ Mark P. Dentinger
                                 Mark P. Dentinger
                                 Vice President, Corporate Finance

                                 Dated: December 10, 1999

                                 EXHIBIT INDEX



Exhibit 99  Press Release dated December 9, 1999